EXHIBIT 32.2

CERTIFICATION UNDER SECTION 906

OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Unico American Corporation (the "Company") for the period ended December 31, 2020, as filed with the Securities and Exchange Commission (the "Report"), I, Michael Budnitsky, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Budnitsky

Name: Michael Budnitsky

Title:  Treasurer, Chief Financial Officer, and Secretary

Date: March 31, 2021